UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07702_

 Value Line Asset Allocation Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/09 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	S E M I - A N N U A L R E P O R T
	220 East 42nd Street	S e p t e m b e r 3 0 , 2 0 0 9
New York, NY 10017-5891
DISTRIBUTOR	Eulav Securities, Inc.	Value Line Asset Allocation Fund, Inc.
220 East 42nd Street
New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00069455

Value Line Asset Allocation Fund, Inc.

To Our Value Line Asset

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the period ended September 30, 2009. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Fund earned a total return of 21.86% for the six months ending September 30, 2009. That compares to a total return of 34.02% for the Standard & Poor’s 500 Index(1) in the same period, and a total return of 6.09% for the Barclays Government/Credit Bond Index.(2)

Your Fund benefited from the big rebound in the stock market, and to a lesser extent from an advance in the corporate bond market. The Fund began the six-month period with nearly 80% of assets invested in stocks. As the stock market rose sharply, we gradually reduced that allocation to about 60% of assets by September 30th. Meanwhile, the allocation to bonds was increased from less than 15% to about 25% by September 30th. That left about 15% of assets in cash equivalents at the end of the period. Asset allocation for the Fund is primarily determined by Value Line’s proprietary stock market and bond market models, which monitor a variety of economic and financial variables.

We invest only in stocks showing strong earnings momentum and stock price momentum, relative to other stocks. When that momentum lags, we are quick to sell, replacing the issue with one showing superior momentum. This is truly a portfolio of growth stocks, representing companies that have demonstrated an ability to increase their earnings and stock price year after year. The resulting high quality of the portfolio’s holdings helps limit the risk exposure of our shareholders.

Yet another way we reduce risk is through wide diversification. The Fund currently holds about 130 stocks across many different industries. We invest less than ¼ of 1% of assets in any new holding. A wide variety of company sizes is represented, too. Large-capitalization stocks make up about 40% of the portfolio; mid-cap, 50%; and small-cap, 10%. As for bondholdings, the Fund’s mandate is to invest only in higher-quality issues, and the Fund holds a variety of Treasury, agency and corporate bonds.

Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President
October 21, 2009

(1)
The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

(2)
The Barclays Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

Value Line Asset Allocation Fund, Inc.

Allocation Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced during the latter part of 2007 and proved to be long and severe, is over. In all, the business contraction, which produced four consecutive quarterly declines in the U.S. gross domestic product, from the third quarter of 2008 through the second quarter of 2009, concluded in the recent third quarter. The culmination of the economic setback was abrupt. Indeed, rather than transitioning from recession to expansion slowly, the U.S. economy expanded quickly and decisively over the summer, with GDP gaining a solid 3.5% in the third quarter. The evolving expansion was underpinned by improving consumer activity (with the latter aided, in no small part, by the now-concluded “cash-for-clunkers” program), by lesser declines in housing (with that ailing sector boosted by government assistance for first-time home buyers), and by an irregular comeback in the business spending arena. Now, with the end of the celebrated “cash-for-clunkers” program, the likelihood of a less-than stellar holiday retailing season, and a worsening employment outlook, the prospect is for GDP to increase at a somewhat more restrained pace of 2.0%-2.5% over the final three months of 2009.

As before, the upturn should be supported by additional, albeit uneven, improvement on the consumer and industrial fronts. It is worth noting that the prospective rate of GDP growth in the current half should be modestly below the historical norm of 3%-4%. The problem is that there is just too much overall weakness in certain key business sectors—notably housing and employment—to generate the increased levels of consumer activity needed for significantly greater rates of economic growth.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. We also experienced a large reduction in credit availability, a high level of bank failures, increasing foreclosure rates, multi-decade highs in unemployment, lackluster retail activity, and trendless manufacturing. Unfortunately, some of these problems are likely to remain with us for several quarters—notably the weaknesses in housing and employment. Such continuing difficulties underscore why we still expect somewhat below-trend rates of economic growth though 2010. Encouragingly, though, most business barometers are now either stabilizing or improving selectively. It is much the same overseas, where severe business declines had been earlier seen across Europe and Asia. Those prior setbacks, which generally got under way several months after our reversal commenced, have also largely run their course. Following this initially modest business recovery state-side—which we now expect to continue through 2010—we would look for sufficient brightening in housing and employment to help underpin a more substantial economic recovery in 2011 and through the middle years of the next decade. By that time, in fact, we would expect GDP growth to average a relatively sustainable 3.0%-3.5%.

Inflation, which moved sharply higher last year, following dramatic gains in oil, food, and commodity prices, has moved onto a more irregular, but generally subdued, path. We expect pricing to chart an uneven path over the next several quarters, with further up-and-down swings in oil and commodities being the norm, as the economy’s expansion develops. On average, we think pricing will increase less sharply going forward over the next year or two than it did before the 2007-2009 recession. Looking further out, we expect some pricing pressures to evolve later on in the business up cycle—as is only natural.

The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we think it is unlikely to start raising interest rates until well into 2010, and to do so rather gently once it does finally opt to tighten the credit reins. Clearly, the risks to the sustainability of the formative economic up cycle would seem too great for the central bank to consider tightening aggressively anytime soon.

All in all, we see a comparatively benign period ahead, in the aggregate, for the equity and fixed-income markets over the next year or so.

Value Line Asset Allocation Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 through September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/09	Ending account value 9/30/09	Expenses paid during period 4/1/09 thru 9/30/09*

Actual	$1,000.00	$1,218.59	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Asset Allocation Fund, Inc.

Portfolio Highlights at September 30, 2009 (unaudited)

Ten Largest Equity Holdings

Issue	Shares	Value	Percentage of Net Assets
Intuitive Surgical, Inc.	3,800	$996,550	1.5%
Express Scripts, Inc.	12,400	$961,992	1.4%
Southwestern Energy Co.	17,000	$725,560	1.1%
Range Resources Corp.	14,500	$715,720	1.1%
BlackRock, Inc.	3,300	$715,506	1.1%
DENTSPLY International, Inc.	17,000	$587,180	0.9%
ANSYS, Inc.	15,000	$562,050	0.8%
Amphenol Corp. Class A	14,000	$527,520	0.8%
Illumina, Inc.	12,000	$510,000	0.8%
Airgas, Inc.	10,000	$483,700	0.7%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities

Value Line Asset Allocation Fund, Inc.

Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (59.1%)

	CONSUMER DISCRETIONARY (7.6%)
8,500	Aeropostale, Inc. *	$369,495
2,200	AutoZone, Inc. *	321,684
8,600	BorgWarner, Inc. *	260,236
6,500	Buckle, Inc. (The)	221,910
12,800	Guess?, Inc.	474,112
14,000	LKQ Corp. *	259,560
8,000	Marvel Entertainment, Inc. *	396,960
4,000	O’Reilly Automotive, Inc. *	144,560
9,000	Phillips-Van Heusen Corp.	385,110
1,500	Priceline.com, Inc. *	248,730
3,000	Ross Stores, Inc.	143,310
4,000	Shaw Communications, Inc. Class B	72,040
4,000	Sherwin-Williams Co. (The)	240,640
1,600	Strayer Education, Inc.	348,288
9,000	TJX Companies, Inc. (The)	334,350
3,400	Warnaco Group, Inc. (The) *	149,124
9,000	WMS Industries, Inc. *	401,040
9,400	Yum! Brands, Inc.	317,344
		5,088,493

	CONSUMER STAPLES (1.9%)
2,300	British American Tobacco PLC ADR	145,475
6,400	Church & Dwight Co., Inc.	363,136
13,300	Flowers Foods, Inc.	349,657
7,200	Hormel Foods Corp.	255,744
5,000	TreeHouse Foods, Inc. *	178,350
		1,292,362

	ENERGY (3.3%)
14,500	Range Resources Corp.	715,720
17,000	Southwestern Energy Co. *	725,560
7,000	Superior Energy Services, Inc. *	157,640
9,500	Tenaris S.A. ADR	338,390
7,582	XTO Energy, Inc.	313,288
		2,250,598

	FINANCIALS (7.6%)
4,000	Affiliated Managers Group, Inc. *	260,040

Shares		Value
6,300	AFLAC, Inc.	$269,262
3,900	Arch Capital Group Ltd. *	263,406
17,070	Banco Bilbao Vizcaya Argentaria, S.A. ADR	304,529
11,000	Bank of Hawaii Corp.	456,940
5,500	Bank of Nova Scotia	250,690
3,300	BlackRock, Inc.	715,506
8,679	Commerce Bancshares, Inc.	323,206
9,700	Eaton Vance Corp.	271,503
2,600	Franklin Resources, Inc.	261,560
1,700	Goldman Sachs Group, Inc. (The)	313,395
30,457	Hudson City Bancorp, Inc.	400,510
5,464	MetLife, Inc.	208,014
678	Reinsurance Group of America, Inc.	30,239
7,000	Sun Life Financial, Inc.	218,680
6,800	T. Rowe Price Group, Inc.	310,760
10,000	Wells Fargo & Co.	281,800
		5,140,040

	HEALTH CARE (11.7%)
9,000	Alexion Pharmaceuticals, Inc. *	400,860
4,800	Allergan, Inc.	272,448
3,000	Cerner Corp. *	224,400
7,000	Covance, Inc. *	379,050
17,000	DENTSPLY International, Inc.	587,180
3,000	Edwards Lifesciences Corp. *	209,730
12,400	Express Scripts, Inc. *	961,992
4,600	Fresenius Medical Care AG & Co. KGaA ADR	228,804
7,600	Gilead Sciences, Inc. *	354,008
5,700	Henry Schein, Inc. *	312,987
7,000	IDEXX Laboratories, Inc. *	350,000
12,000	Illumina, Inc. *	510,000
3,800	Intuitive Surgical, Inc. *	996,550
3,500	Laboratory Corporation of America Holdings *	229,950
7,600	Medco Health Solutions, Inc. *	420,356
3,300	NuVasive, Inc. *	137,808
8,000	Owens & Minor, Inc.	362,000
6,000	Teva Pharmaceutical Industries Ltd. ADR	303,360

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

September 30, 2009

Shares		Value
7,000	Thermo Fisher Scientific, Inc. *	$305,690
4,400	Waters Corp. *	245,784
2,300	West Pharmaceutical Services, Inc.	93,403
		7,886,360

	INDUSTRIALS (14.6%)
6,600	Acuity Brands, Inc.	212,586
3,000	Alliant Techsystems, Inc. *	233,550
7,500	AMETEK, Inc.	261,825
6,400	AZZ, Inc. *	257,088
5,200	Brink’s Co. (The)	139,932
7,000	Bucyrus International, Inc.	249,340
3,300	Burlington Northern Santa Fe Corp.	263,439
8,000	C.H. Robinson Worldwide, Inc.	462,000
6,400	Canadian National Railway Co.	313,536
4,400	CLARCOR, Inc.	137,984
7,000	Copart, Inc. *	232,470
10,600	Covanta Holding Corp. *	180,200
5,900	Curtiss-Wright Corp.	201,367
2,700	Danaher Corp.	181,764
10,600	EMCOR Group, Inc. *	268,392
5,300	Esterline Technologies Corp. *	207,813
3,500	Flowserve Corp.	344,890
6,000	Fluor Corp.	305,100
6,500	FTI Consulting, Inc. *	276,965
5,000	ITT Corp.	260,750
11,400	Kansas City Southern *	301,986
9,400	Kirby Corp. *	346,108
3,500	L-3 Communications Holdings, Inc.	281,120
7,000	Lennox International, Inc.	252,840
3,000	Lockheed Martin Corp.	234,240
9,750	Moog, Inc. Class A *	287,625
3,500	Northrop Grumman Corp.	181,125
9,000	Quanta Services, Inc. *	199,170
5,000	Raytheon Co.	239,850
15,000	Republic Services, Inc.	398,550
4,600	Roper Industries, Inc.	234,508
8,600	Stericycle, Inc. *	416,670
5,000	United Technologies Corp.	304,650
3,000	URS Corp. *	130,950
3,500	Valmont Industries, Inc.	298,130
3,200	W.W. Grainger, Inc.	285,952

Shares		Value
10,500	Waste Connections, Inc. *	$303,030
5,600	Woodward Governor Co.	135,856
		9,823,351

	INFORMATION TECHNOLOGY (4.4%)
14,000	Amphenol Corp. Class A	527,520
15,000	ANSYS, Inc. *	562,050
9,000	Atheros Communications, Inc. *	238,770
4,000	Cognizant Technology Solutions Corp. Class A *	154,640
8,000	Concur Technologies, Inc. *	318,080
2,500	Equinix, Inc. *	230,000
2,000	NCI, Inc. Class A *	57,320
4,500	Salesforce.com, Inc. *	256,185
5,000	Sybase, Inc. *	194,500
4,300	SYNNEX Corp. *	131,064
5,000	Teradata Corp. *	137,600
3,000	VistaPrint NV *	152,250
		2,959,979

	MATERIALS (4.6%)
4,000	Air Products & Chemicals, Inc.	310,320
10,000	Airgas, Inc.	483,700
7,000	AptarGroup, Inc.	261,520
7,000	Celanese Corp. Series A	175,000
6,000	Crown Holdings, Inc. *	163,200
6,000	Ecolab, Inc.	277,380
4,400	Lubrizol Corp. (The)	314,424
2,000	NewMarket Corp.	186,080
5,400	Praxair, Inc.	441,126
8,400	Sigma-Aldrich Corp.	453,432
		3,066,182

	TELECOMMUNICATION SERVICES (2.1%)
12,000	American Tower Corp. Class A *	436,800
9,000	Crown Castle International Corp. *	282,240
2,000	Millicom International Cellular S.A. *	145,480
12,000	SBA Communications Corp. Class A *	324,360
3,000	Telefonica S.A. ADR	248,730
		1,437,610

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments (unaudited)

Shares		Value
	UTILITIES (1.3%)
2,700	Entergy Corp.	$215,622
4,500	FirstEnergy Corp.	205,740
5,200	ITC Holdings Corp.	236,340
2,600	South Jersey Industries, Inc.	91,780
3,000	Wisconsin Energy Corp.	135,510
		884,992

	TOTAL COMMON STOCKS (Cost $30,376,490)	39,829,967

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (15.8%)
$1,000,000	Federal Home Loan Bank, 1.38%, 5/16/11	1,009,433
2,000,000	Federal Home Loan Bank, 2.00%, 7/27/12	2,007,182
1,000,000	Federal Home Loan Mortgage Corp., 2.25%, 7/16/12	1,006,894
1,274,276	Federal Home Loan Mortgage Corp., 4.50%, 6/15/23	1,318,998
987,600	Federal Home Loan Mortgage Corp., 4.50%, 10/15/27	1,026,059
574,538	Federal Home Loan Mortgage Corp., Gold PC Pool# J03316, 5.00%, 9/1/21	605,734
1,000,000	Federal National Mortgage Association, 2.05%, 7/30/12	1,004,568
1,279,254	Federal National Mortgage Association, 5.00%, 11/1/34	1,326,880
1,319,382	Government National Mortgage Association, 5.50%, 1/15/36	1,389,062
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (2) (Cost $10,456,113)	10,694,810

Principal Amount		Value
CORPORATE BONDS & NOTES (6.7%)

	COMMUNICATIONS (3.5%)
1,000,000	BellSouth Corp., 5.20%, 9/15/14	$1,082,687
1,000,000	Verizon Communications, Inc., 8.75%, 11/1/18	1,251,307
		2,333,994

	FINANCIAL (1.5%)
1,000,000	General Electric Capital Corp., 5.20%, 2/1/11	1,038,776

	TECHNOLOGY (1.7%)
1,000,000	Hewlett-Packard Co., Global Notes, 6.13%, 3/1/14	1,125,834
	TOTAL CORPORATE BONDS & NOTES (2) (Cost $3,955,665)	4,498,604

U.S. TREASURY OBLIGATIONS (1.5%)

	U.S. TREASURY NOTES & BONDS (1.5%)
1,000,000	U.S. Treasury Note, 1.13%, 6/30/11	1,005,781
	TOTAL U.S. TREASURY OBLIGATIONS (1) (Cost $1,002,187)	1,005,781
	TOTAL INVESTMENT SECURITIES (1) (83.1%) (Cost $45,790,455)	56,029,162

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

September 30, 2009

Principal Amount		Value
SHORT-TERM INVESTMENTS (16.7%)

	U.S. GOVERNMENT AGENCY OBLIGATIONS (10.4%)
7,000,000	Federal Home Loan Bank Discount Notes, 0.12%, 11/27/09 (3)	$6,998,892

	REPURCHASE AGREEMENTS (6.3%)
$4,300,000	With Morgan Stanley, 0.01%, dated 9/30/09, due 10/1/09, delivery value $4,300,001 (collateralized by $4,370,000 U.S. Treasury Notes 1.375%, due 3/15/12, with a value of $4,394,340)	4,300,000
	TOTAL SHORT-TERM INVESTMENTS (2) (Cost $11,298,892)	11,298,892

Principal Amount		Value
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)	$109,887
	NET ASSETS (100%)	$67,437,941
	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($67,437,941 ÷ 4,018,364 shares outstanding)	$16.78

*	Non-income producing.
(1)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures. (Note 1B)
(2)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures. (Note 1B)
(3)	The rate shown on discount securities represents the yield or rate as of September 30, 2009.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Assets and Liabilities at September 30, 2009 (unaudited)

Assets:
Investment securities, at value (Cost - $45,790,455)	$56,029,162
Short-term investments (Cost - $6,998,892)	6,998,892
Repurchase agreement (Cost - $4,300,000)	4,300,000
Cash	47,485
Interest and dividends receivable	125,870
Prepaid expenses	26,127
Receivable for capital shares sold	2,877
Total Assets	67,530,413

Liabilities:
Payable for capital shares repurchased	4,754
Accrued expenses:
Advisory fee	36,249
Service and distribution plan fees	8,420
Directors’ fees and expenses	3,287
Other	39,762
Total Liabilities	92,472
Net Assets	$67,437,941
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 4,018,364 shares)	$4,018
Additional paid-in capital	63,216,157
Undistributed net investment income	617,147
Accumulated net realized loss on investments and foreign currency	(6,638,120)
Net unrealized appreciation of investments and foreign currency translations	10,238,739
Net Assets	$67,437,941

Net Asset Value, Offering and Redemption Price per Outstanding Share ($67,437,941 ÷ 4,018,364 shares outstanding)	$16.78

Statement of Operations for the Six Months Ended September 30, 2009 (unaudited)

Investment Income:
Dividends (net of foreign withholding tax of $6,601)	$270,221
Interest	269,243
Total Income	539,464

Expenses:
Advisory fee	220,846
Service and distribution plan fees	84,941
Auditing and legal fees	39,896
Custodian fees	38,722
Printing and postage	27,508
Transfer agent fees	16,925
Registration and filing fees	15,637
Directors’ fees and expenses	4,916
Insurance	4,409
Other	3,475
Total Expenses Before Custody Credits and Fees Waived	457,275
Less: Service and Distribution Plan Fees Waived	(33,945)
Less: Custody Credits	(5)
Net Expenses	423,325
Net Investment Income	116,139

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Loss	(1,858,227)
Change in Net Unrealized Appreciation/(Depreciation)	15,054,648
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	13,196,421
Net Increase in Net Assets from Operations	$13,312,560

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2009 (unaudited) and for the Year Ended March 31, 2009

	Six Months Ended September 30, 2009 (unaudited)	Year Ended March 31, 2009
Operations:
Net investment income	$116,139	$509,331
Net realized loss on investments and foreign currency	(1,858,227)	(4,788,120)
Change in net unrealized appreciation/(depreciation)	15,054,648	(32,422,421)
Net increase/(decrease) in net assets from operations	13,312,560	(36,701,210)

Distributions to Shareholders:
Net investment income	—	(323,833)
Net realized gain from investment transactions	—	(2,266,278)
Total Distributions	—	(2,590,111)

Capital Share Transactions:
Proceeds from sale of shares	1,164,254	10,553,258
Proceeds from reinvestment of dividends and distributions to shareholders	—	2,520,828
Cost of shares repurchased	(10,981,679)	(45,745,544)
Net decrease in net assets from capital share transactions	(9,817,425)	(32,671,458)
Total Increase/(Decrease) in Net Assets	3,495,135	(71,962,779)

Net Assets:
Beginning of period	63,942,806	135,905,585
End of period	$67,437,941	$63,942,806
Undistributed net investment income, at end of period	$617,147	$501,008

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Value Line Asset Allocation Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management, LLC (the “Adviser”), deems appropriate.

In June 2009, the FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles topic (105) was issued to establish the FASB Accounting Standards CodificationTM (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. On the effective date of this topic, the Codification will supersede all then-existing non-SEC accounting and reporting standards. This topic replaces FAS 162 to indicate this change to the GAAP hierarchy. Topic 105 is effective for fiscal years and interim periods beginning after September 15, 2009.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities market or the specific issuer.

(B) Fair Value Measurements: In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39’to 55 provides three levels of the fair value hierarchy as follows:

Value Line Asset Allocation Fund, Inc.

September 30, 2009

Level 1: Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2: Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3: Inputs that are unobservable.

In April 2009, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 5 I H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10. The guidance also requires additional disclosures regarding inputs and valuation techniques used, change in valuation techniques and related inputs, if any, and more disaggregated information relating to debt and equity securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$39,829,967	$0	$0	$39,829,967
U.S. Government Agency Obligations	0	10,694,810	0	10,694,810
Corporate Bonds & Notes	0	4,498,604	0	4,498,604
U.S. Treasury Obligations	0	1,005,781	0	1,005,781
Short Term Investments	0	11,298,892	0	11,298,892
Total Investments in Securities	$39,829,967	$27,498,087	$0	$67,328,054

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements (unaudited)

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Value Line Asset Allocation Fund, Inc.

September 30, 2009

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Six Months Ended September 30, 2009 (unaudited)		Year Ended March 31, 2009
Shares sold		74,976	542,267
Shares issued to shareholders in reinvestment of dividends and distributions		—	176,529
Shares repurchased		(700,379)	(2,765,153)
Net decrease		(625,403)	(2,046,357)
Dividends per share from net investment income		$—	$0.0681

Dividends per share from net realized gains	$		$0.4765

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Six Months Ended September 30, 2009
Purchases:
U.S. Government Agency Obligations	$8,419,397
Other Investment Securities	1,819,284
Total Purchases	$10,238,681
Sales:
U.S. Government Agency Obligations	$1,000,000
Other Investment Securities	25,288,073
Total Sales	$26,288,073

4. Income Taxes

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$57,089,347
Gross tax unrealized appreciation	$11,766,684
Gross tax unrealized depreciation	($1,527,977)
Net tax unrealized appreciation on investments	$10,238,707

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

On June 30, 2008, Value Line, Inc. (“Value Line”), the parent company of both the Distributor and the Adviser, reorganized its investment management division into EULAV Asset Management, LLC (“EULAV”), a newly formed, wholly-owned subsidiary. As part of the reorganization, each advisory agreement was transferred from Value Line, Inc. to EULAV and EULAV replaced Value Line, Inc. as the Fund’s investment adviser. The portfolio managers, who are now employees of EULAV, have not changed as a result of the reorganization.

An advisory fee of $220,846 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended September 30, 2009. The fee was computed at an annual rate of 0.65 of 1% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements (unaudited)

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by EULAV Securities, Inc. (the “Distributor”, formerly Value Line Securities, Inc. prior to May 5, 2009), for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended September 30, 2009, fees amounting to $84,941 before fee waivers, were accrued under the Plan. Effective February 28, 2009, the Distributor contractually agreed to waive 0.10% of the Fund’s 12b-1 fee for the period March 1, 2009 to July 31, 2010. For the six months ended September 30, 2009, the fees waived amounted to $33,945. The Distributor has no right to recoup prior waivers.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a director of the Fund. At September 30, 2009, the Adviser, and/or affiliated companies including the Value Line Profit Sharing and Savings Plan, owned 72,817 shares of the Fund representing 1.81% of the outstanding shares. In addition, the officers and director of the Fund as a group owned 507 shares, represents less than 1% of the outstanding shares.

6. Subsequent Events

In accordance with the provision set forth in FASB ASC 855-10 (formerly SFAS No. 165), Subsequent Events, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through November 30, 2009. On November 4, 2009, the Securities and Exchange Commission (“SEC”) and Value Line, Inc. (“VLI”), Value Line Securities, Inc. (currently, EULAV Securities, Inc. (“ESI”)), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”) from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. VLI informed the Funds’ Boards that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

Value Line Asset Allocation Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended
	September 30,
	2009		Years Ended March 31,
	(unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.77		$20.31	$21.54	$22.11	$20.48	$19.05

Income from investment operations:
Net investment income	0.05		0.13	0.13	0.19	0.11	0.06
Net gains or (losses) on securities (both realized and unrealized)	2.96		(6.13)	0.45	0.77	3.37	1.40
Total from investment operations	3.01		(6.00)	0.58	0.96	3.48	1.46

Less distributions:
Dividends from net investment income	—		(0.07)	(0.17)	(0.16)	(0.09)	(0.03)
Distributions from net realized gains	—		(0.47)	(1.64)	(1.37)	(1.76)	—
Total distributions	—		(0.54)	(1.81)	(1.53)	(1.85)	(0.03)
Net asset value, end of period	$16.78		$13.77	$20.31	$21.54	$22.11	$20.48

Total return	21.86	%(3)	(29.62)%	2.18%	4.62%	17.61%	7.68%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$67,438		$63,943	$135,906	$130,214	$142,394	$127,853
Ratio of expenses to average net assets(1)	1.35	%(4)	1.19%	1.10%	1.11%	1.14%	1.13%
Ratio of expenses to average net assets(2)	1.25	%(4)	1.17%	1.09%	1.11%	1.14%	1.13%
Ratio of net investment income to average net assets	0.34	%(4)	0.49%	0.61%	0.82%	0.52%	0.28%
Portfolio turnover rate	18	%(3)	20%	25%	37%	45%	65%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the waiver of a portion of the service and distribution plan fees by the Distributor, would have been 1.18% and 1.09% for the years ended March 31, 2009 and 2008, respectively, and would have been unchanged for the other periods shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.
(3)	Not annualized.
(4)	Annualized.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Asset Allocation Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”)	None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director (Lead Independent Director since 2008)	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President (1985-1994), Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004; Senior Financial Advisor, Hawthorn, (2001-2004).	None

Value Line Asset Allocation Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of the Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, (2004 to 2006); President and Manager, Gemini Fund Services, LLC, (2004 to 2006); Director of Constellation Trust Company, (2004 to 2009).

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Asset Allocation Fund, Inc.

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Value Line Asset Allocation Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item2. Code of Ethics.

Not Applicable

Item3. Audit Committee Financial Expert.

Not Applicable

Item 9. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)	Not applicable

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	December 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	December 3, 2009